Intangible Assets	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets
Note 15 — Intangible Assets
On April 9, 2020, NewAmsterdam Pharma entered into a purchase agreement with Amgen (the “
2020 SPA
”), to acquire all of the outstanding share capital of NewAmsterdam Pharma B.V. (formerly Dezima Pharma B.V.), a company whose principal activity is to develop compounds that treat cardiovascular disease related to dyslipidemia. The principal reason for this acquisition was to secure the intellectual property, licensing and know-how of the patented drug Obicetrapib and the in-process research and development. NewAmsterdam Pharma paid consideration of €1 for the IPR&D asset and could potentially make an additional contingent payment depending on future exit events (if they occur) as further described below. In connection with the 2020 SPA, NewAmsterdam Pharma and Amgen entered into a profit right and waiver agreement with MTPC (the “
Profit Right Agreement
”) in consideration for the waiver of certain rights held by MTPC prior to the Dezima transaction.
The aggregate contingent consideration to be paid to Amgen and MTPC would become payable upon a traditional underwritten public offering or an exit event, as defined in the 2020 SPA. The profit right shall lapse if the IPO share right is exercised. The IPO share right shall lapse if, as a result of one or more exit events, the profit right is exercised and all of the assets related IPR&D are sold, leased, transferred, licensed, or otherwise disposed of, or there are no remaining shares. Further, upon an IPO, Amgen would also have the right to repurchase all of the outstanding shares of NewAmsterdam Pharma B.V. at a certain specified price. In addition, Amgen and MTPC were granted rights to match certain major corporate transactions (“
Matching Rights
”). The transactions contemplated by the Business Combination Agreement (as defined in Note 4) qualified as an exit event pursuant to the 2020 SPA but were not subject to Matching Rights. As a result, in connection with the Business Combination and pursuant to side letters entered into by the parties, Amgen and MTPC each received their respective profit right payments in the form of Ordinary Shares, in the amount of 4,910,000 Ordinary Shares and 3,746,330 Ordinary Shares to Amgen and MTPC, respectively, prior to the consummation of the Business Combination. Based on the price of €9.61 per Ordinary Share at the Closing Date, the issuance of an aggregate of 8,656,330 Ordinary Shares increased equity by €83.2 million (see Note 19). Management determined the issuance of Ordinary Shares to Amgen and MTPC as an exit event resulting in additional contingent consideration paid for the IPR&D asset. As such, the IPR&D asset was subsequently recognized at the fair value of Ordinary Shares issued of €83.2 million.
Upon the issuance of Ordinary Shares to Amgen and MTPC, all rights of Amgen and MTPC under the 2020 SPA and the Profit Right Agreement, respectively, were extinguished. At December 31, 2022, management determined that the contingent consideration no longer exists as a result of the equity issuance of Ordinary Shares having extinguished all rights previously held by Amgen and MTPC upon acquisition.